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                                                                   EXHIBIT 10.25

            (English Translation of the Original Contract in Chinese)

                            PRODUCT PURCHASE CONTRACT

                                                      Contract Number: 2005-006

The Buyer: Jiangsu Linyang Solarfun Co., Ltd.
The Seller: Huaerli (Nantong) Electronics Co., Ltd.

Article 1     Name of Products, Specifications, Quantity and Price:

                                                                   UNIT PRICE
NAME OF PRODUCTS    SPECIFICATIONS   MEASURING UNIT    QUANTITY       (RMB)      TOTAL PRICE
----------------    --------------  ----------------   --------    ----------   --------------
Silicon rod           6 inches      KG                  10,000      1,420.00    14,200,000.00

                    Total Price     RMB14,200,000.00

Article 2.    Quality Requirements and Technical Standards: National standard.

Article 3.    Time of Delivery: Before August 31, 2005.

Article 4.    Place of Delivery: In the premise of Jiangsu Linyang Solarfun
              Co., Ltd.

Article 5. Manner and Cost of Transportation: The Seller shall be responsible for the delivery to places designated by the Buyer and bear the cost.

Article 6. Manner and Terms of Payment: Payment shall be paid up before August 31, 2005.

Article 7. Standard of Inspection and Raise of Objection: In compliance with national standard of relevant products.

Article 8.    Miscellaneous:

              1. Dispute Resolution: Any dispute in connection with the performance of this Contract shall be settled through negotiations between the parties hereto.

              2. Matters which are not specified herein shall be resolved through negotiations between the parties hereto.

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              3. This Contract shall take effect as of the date it is
              signed. This Contract shall be executed in two originals, with each party to hold one.

              4. The unit price set forth above includes a 17% VAT, and the Seller shall issue a legal VAT invoice for each payment.

Buyer (seal): Jiangsu Linyang           Seller (seal): Huaerli (Nantong)
Solarfun Co., Ltd.                      Electronics Co., Ltd.

Representative: (signature)             Representative: (signature)

Tel: 0513-3118888
Fax: 0513-3307011                       Tel: 0513-3318329
Date: May 15, 2005                      Fax: 0513-3118329
                                        Date: May 15, 2005

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